                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  June 9, 1998



                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                    0-25456                       13-3795510
(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                 Identification
incorporation)                                                          Number)

               Cedar House, 41 Cedar Avenue, Hamilton, Bermuda         HM 12
                  (Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (441) 295-2244



                                GLOBALSTAR, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                              333-25461                     13-3759824
 (State or other                    (Commission                   (IRS Employer
jurisdiction of                     File Number)                 Identification
incorporation)                                                          Number)

                 3200 Zanker Road, P.O. Box 640670, San Jose CA        95164
                   (Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (408) 473-5550

Item 5.  Other Events.

             Globalstar launched its first four satellites on February 14, 1998 and its second group of four satellites on April 24, 1998. The first four Globalstar satellites have reached their final orbital positions and are currently being used to test basic system functionality. The second four Globalstar satellites will soon reach their final orbital positions, where they will be used to test, among other things, the system's inter-satellite hand-off capabilities. Globalstar has an additional 18 completed satellites on hand, 12 of which are to be launched on a Ukrainian Zenit launch vehicle. Production is proceeding for the remaining satellites to meet scheduled launch dates. Mission operations preparations, launch vehicle production and dispenser development are on schedule, and all U.S. export licenses necessary for foreign launches have been obtained. The most recent Zenit launch (which did not involve any Globalstar satellites) ended in failure. The next scheduled Zenit launch (of a Russian military spacecraft), originally scheduled for May 1998, has been rescheduled to July 1998, when another Zenit launch of a Russian payload is also scheduled. Globalstar's initial launch on this vehicle has consequently been rescheduled for August 1998, following the two scheduled Russian launches but Globalstar does not believe that this rescheduling will delay the Globalstar in-service date. A Zenit launch failure could substantially delay Globalstar's launch program. A launch incident that destroys or substantially damages the Zenit launch pad (which is the only pad from which this rocket can be launched) would result in further delays in Zenit availability. In the event of any Zenit failure, Globalstar would be entitled to a free launch on Zenit, but if it elected to forego this right and launch on another rocket, it would incur substantial additional expense.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 1998

                                  GLOBALSTAR TELECOMMUNICATIONS LIMITED
                                  -------------------------------------
                                    (Registrant)

                                  By: /s/ Eric J. Zahler
                                     ---------------------------------
                                     Eric J. Zahler
                                     Vice President and Secretary


                                  GLOBALSTAR, L.P.
                                  ----------------
                                    (Registrant)

                                  By: Loral/Qualcomm Satellite Services,
                                        L.P.

                                  By:  Loral/Qualcomm Partnership, L.P.

                                  By:  Loral General Partner, Inc.

                                  By: /s/ Eric J. Zahler
                                     ---------------------------------
                                     Eric J. Zahler
                                     Vice President and Secretary